Exhibit 10.21

AMENDMENT NO. I TO LEASE AGREEMENT

WHEREAS, **Harper & Jones, LLC.** (hereinafter referred to as "Tenant"), and **Crosby 2100, Ltd.** (hereinafter referred to as "Landlord") entered into that Lease Agreement executed as of the 4th day of April, 2018 (hereinafter referred to as "Lease") leasing approximately 1,178 rentable square feet (hereinafter referred to as "Demised Premises") located at 1902 Washington, Suite J, Houston, Texas 77007; and

WHEREAS, Crosby 2100, Ltd. assigned its interest in the Lease to Dittman on Washington, Ltd. (hereinafter referred to as "Landlord"); and

WHEREAS, Landlord and Tenant desire to amend the Lease as hereinafter set forth;

AGREEMENT

NOW, THEREFORE, for valuable consideration, whose receipt and sufficiency are acknowledged, Landlord and Tenant agree to amend the Lease as follows:

1. **Extension of Lease Term for the Premises.** The term of the Lease for the Demised Premises is hereby extended such that it expires on May 31, 2024, rather than May 31, 2021 (hereinafter referred to as "Extension Term"), on the terms and conditions of the Lease, as amended hereby. The Extension Term shall begin on June 1, 2021.

2. **Minimum Rent:** The Minimum Rent for the Extension Term shall be:

Months 1 – 3	$00.00/SF/yr	$0.00/month
Months 4 – 12	$30.59/SF/yr	$3,002.92/month
Months 13 – 24	$32.00/SF/yr	$3,141.33/month
Months 25 – 36	$35.00/SF/yr	$3,435.83/month

Except as expressly amended herein, the Lease and Amendment shall control over the terms and provisions of the Lease Agreement pertaining to the Demised Premises and no modifications, changes or amendments in regard to such Lease other than expressly provided for herein are intended. Except as expressly amended herein the parties hereto hereby ratify and confirm the terms and provisions of the Lease and further acknowledge and agree that the Lease is in full force and effect.

EXECUTED BY Tenant as of the 23RD day of December, 2020.

TENANT: Harper & Jones, LLC.

By: [signature]
Name: Drew Jones
Title: Co Founder /CEO

EXECUTED BY Landlord as of the 28th day of December, 2020

LANDLORD: Dittman on Washington, Ltd.
By: Westheimer Wilcrest GP, LLC. its General Partner

By: [signature]
Name: Frank M.K. Liu
Title: Manager